UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 27, 2007
                                (Date of Report)

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-32835                33-0956433
  (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)

                                39 JERUSALEM ST.
                            KIRYAT ONO 55423 ISRAEL
                    (Address of principal executive offices)

       972 3 7382616 (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On February 27, 2007, GammaCan International, Inc., a Delaware corporation (the "REGISTRANT") completed the closing of a private placement (the "PRIVATE PLACEMENT"), whereby the Registrant sold an aggregate of 16,250,000 shares (the "SHARES") of common stock, par value $0.0001 per share (the "COMMON STOCK"), of the Registrant and warrants (the "WARRANTS") to acquire an aggregate of 16,250,000 shares of Common Stock to accredited investors, as defined by Rule 501 under the Securities Act of 1933, as amended. The gross proceeds of the Private Placement were $6,500,000, or $0.40 per share of Common Stock and Warrant.

      The Warrants are exercisable through February 27, 2012 at the exercise price of $0.48 per share, subject to adjustment for, among other things, stock splits, stock dividends, reverse stock splits, certain fundamental transactions, issuances of equity securities at effective prices less than the then effective exercise price of the Warrants, and pro rata distributions to stockholders. Further, commencing at any time after the sixteenth month anniversary from the date of issuance of the Warrants, if at the time of exercise, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the shares of Common Stock issuable upon the exercise of the Warrants (the "WARRANT SHARES"), then the Warrants may also be exercised at such time on a "cashless" or net issuance basis.

      In connection with the Private Placement, the Registrant agreed to file a registration statement under the Securities Act to register the resale of the Shares within 30 days following the date of the closing. The Registrant has agreed to use its best efforts to cause the registration statement to become effective within 90 calendar days following the date of the closing (or, in the event of a review of such registration statement by the Securities and Exchange Commission, within 150 calendar days following the date of the closing). In the event that the Registrant should be required to limit the number of shares of Common Stock covered by such registration statement, the Registrant has agreed to file additional registration statements, which additional registration statements shall become effective within 60 days following the date on which such additional registration statement is required to be filed. In the event that the Registrant shall not comply with the timing requirements relating to filing and effectiveness of the registration statements, the Registrant shall be required to pay to the Purchasers, as liquidated damages and not as a penalty, an amount equal to 1.5% of the purchase price per month with a maximum of 10% of the purchase price.

      In connection with the Private Placement, the officers, directors, and holders of greater than 5% of the outstanding Common Stock agreed to restrictions on resale until the first anniversary of the effective date of the initial registration statement.

      The Private Placement was conducted in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(D) EXHIBITS

EXHIBIT   DESCRIPTION

10.1 Form of Securities Purchase Agreement, dated as of February 27, 2007, among the Registrant and the Purchasers named therein

10.2      Form of Common Stock Purchase Warrant

10.3      Form of Lock-Up Agreement

10.4 Form of Registration Rights Agreement, dated as of February 27, 2007, among the Registrant and the Purchasers named therein

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: FEBRUARY 28, 2007

                                   GAMMACAN INTERNATIONAL, INC.

                                   By: /s/ Steven Katz
                                       -----------------------------------------
                                       Name:  Steven Katz
                                       Title: Chairman of the Board of Directors